Exhibit 10.7
AMENDED AND RESTATED GRANT OF SECURITY INTEREST
IN
PATENTS AND TRADEMARKS
     THIS AMENDED AND RESTATED GRANT OF SECURITY INTEREST (“Grant”), dated as of December 29, 2006 and effective as of May 30, 2006, is executed by Numerex Corp., Digilog Inc. and Broadband Networks Inc., all Pennsylvania corporations, Numerex Investment Corp., a Delaware corporation, as well as Cellemetry LLC and Numerex Solutions, LLC, both Delaware limited liability companies (each a “Grantor” and collectively, the “Grantors”), in favor of Laurus Master Fund, Ltd. (the “Secured Party”).
     A. Pursuant to a Master Security Agreement dated as of May 30, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “May 2006 Security Agreement”) among each Grantor, certain other Companies (as defined in the May 2006 Security Agreement) and the Secured Party, the terms and provisions of which are hereby incorporated herein as if fully set forth herein, each Grantor and the other Companies have granted a security interest to the Secured Party in consideration of the Secured Party’s agreement to provide financial accommodations to the Companies.
     B. Pursuant to a Master Security Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “December 2006 Security Agreement” and together with the May 2006 Security Agreement each a “Security Agreement” and collectively the “Security Agreements”) among each Grantor, certain other Companies (as defined in the December 2006 Security Agreement) and Secured Party, the terms of which are hereby incorporated herein as if fully set forth herein, each Grantor and the other Companies have granted a security interest to the Secured Party in consideration of the Secured Party’s agreement to provide financial accommodations to the Companies.
     C. Each Grantor (1) has adopted, used and is using the trademarks reflected in the trademark registrations and trademark applications in the United States Patent and Trademark Office more particularly described on Schedule 1 annexed hereto as part hereof (the “Trademarks”), and (2) has registered or applied for registration in the United States Patent and Trademark Office of the patents more particularly described on Schedule 2 annexed hereto as part hereof (the “Patents”).
     D. Each Grantor wishes to confirm its grant to the Secured Party of a security interest in all right, title and interest of each Grantor in and to the Trademarks and Patents (collectively, the “T&P Collateral”) and all proceeds thereto to secure the payment, performance and observance of the Obligations (as that term is defined in each Security Agreement).
     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged:
     1. Each Grantor does hereby further grant to the Secured Party a security interest in the T&P Collateral to secure the full and prompt payment, performance and observance of the Obligations.

     2. Each Grantor agrees to perform, so long as any Security Agreement is in effect, all acts deemed necessary or desirable by the Secured Party to permit and assist it, at each Grantor’s expense, in obtaining and enforcing the Trademarks and Patents in any and all countries. Such acts may include, but are not limited to, execution of documents and assistance or cooperation in legal proceedings. Each Grantor hereby appoints the Secured Party as each Grantor’s attorney-in-fact to execute and file any and all agreements, instruments, documents and papers as the Secured Party may determine to be necessary or desirable to evidence the Secured Party’s security interest in the Trademarks and Patents or any other element of the T&P Collateral, all acts of such attorney-in-fact being hereby ratified and confirmed.
     3. Each Grantor acknowledges and affirms that the rights and remedies of the Secured Party with respect to the security interest in the T&P Collateral granted hereby are more fully set forth in each Security Agreement and the rights and remedies set forth herein are without prejudice to, and are in addition to, those set forth in each Security Agreement. In the event that any provisions of this Grant are deemed to conflict with any Security Agreement, the provisions of the applicable Security Agreement shall govern.
     4. Each Grantor hereby authorizes the Secured Party to file all such financing statements or other instruments to the extent required by the Uniform Commercial Code and agrees to execute all such other documents, agreements and instruments as may be required or deemed necessary by the Secured Party, in each case for purposes of affecting or continuing Secured Party’s security interest in the T&P Collateral.
     5. As of the date of this Agreement, the terms, conditions, covenants, agreements, representations, warranties and schedules contained in the Grant of Security Interest in Patents and Trademarks effective as of May 30, 2006 by and among the Grantors and the Secured Party (the “Original Agreement”) shall be consolidated with and into and superseded by this Agreement; provided, however, nothing contained in this Agreement shall impair or affect the liens and security interests in the T&P Collateral heretofore pledged, granted and/or assigned by Grantors to the Secured Party under the Original Agreement.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, each Grantor has caused this instrument to be executed as of the day and year first above written.

NUMEREX CORP.

By:	/s/ Stratton J. Nicolaides

Name: Stratton J. Nicolaides
Title: Chairman and CEO

NUMEREX INVESTMENT CORP.

By:	/s/ Stratton J. Nicolaides

Name: Stratton J. Nicolaides
Title: Director

NUMEREX SOLUTIONS, LLC

By:	/s/ Stratton J. Nicolaides

Name: Stratton J. Nicolaides
Title: CEO and Treasurer

CELLEMETRY LLC

By:	/s/ Stratton J. Nicolaides

Name: Stratton J. Nicolaides
Title: CEO and Treasurer

BROADBAND NETWORKS, INC.

By:	/s/ Stratton J. Nicolaides

Name: Stratton J. Nicolaides
Title: Chairman and Treasurer

DIGILOG INC.

By:	/s/ Stratton J. Nicolaides

Name: Stratton J. Nicolaides
Title: CEO and Treasurer

LAURUS MASTER FUND, LTD.

By:	/s/ David Grin

Name: David Grin
Title: Director

STATE OF	GA	)

		)	ss.:
COUNTY OF	COBB	)

          On this 29 day of December, 2006, before me personally came Stratton J. Nicolaides who, being by me duly sworn, did state as follows: that he is Chairman and CEO of Numerex Corp., that he is authorized to execute the foregoing Grant on behalf of said corporation and that he did so by authority of the Board of Directors of said corporation.

/s/ Lisa M. Adams Notary Public

STATE OF	GA	)

		)	ss.:
COUNTY OF	COBB	)

          On this 29 day of December, 2006, before me personally came Stratton J. Nicolaides who, being by me duly sworn, did state as follows: that he is Director of Numerex Investment Corporation, that he is authorized to execute the foregoing Grant on behalf of said corporation and that he did so by authority of the Board of Directors of said corporation.

/s/ Lisa M. Adams Notary Public

STATE OF	GA	)

		)	ss.:
COUNTY OF	COBB	)

     On this 29 day of December, 2006, before me personally came Stratton J. Nicolaides who, being by me duly sworn, did state as follows: that he is CEO and Treasurer of Numerex Solutions, LLC, that he is authorized to execute the foregoing Grant on behalf of said corporation and that he did so by authority of the Board of Directors of said corporation.

/s/ Lisa M. Adams Notary Public

STATE OF	GA	)

		)	ss.:
COUNTY OF	COBB	)

     On this 29 day of December, 2006, before me personally came Stratton J. Nicolaides who, being by me duly sworn, did state as follows: that he is CEO and Treasurer of Cellemetry, LLC, that he is authorized to execute the foregoing Grant on behalf of said corporation and that he did so by authority of the Board of Directors of said corporation.

/s/ Lisa M. Adams Notary Public

STATE OF	GA	)

		)	ss.:
COUNTY OF	COBB	)

     On this 29 day of December, 2006, before me personally came Stratton J. Nicolaides who, being by me duly sworn, did state as follows: that he is Chairman and Treasurer of Broadband Networks, Inc., that he is authorized to execute the foregoing Grant on behalf of said corporation and that he did so by authority of the Board of Directors of said corporation.

/s/ Lisa M. Adams Notary Public

STATE OF	GA	)

		)	ss.:
COUNTY OF	COBB	)

     On this 29 day of December, 2006, before me personally came Stratton J. Nicolaides who, being by me duly sworn, did state as follows: that he is CEO and Treasurer of Digilog, Inc., that he is authorized to execute the foregoing Grant on behalf of said corporation and that he did so by authority of the Board of Directors of said corporation.

/s/ Lisa M. Adams Notary Public

10